                                                                    EXHIBIT 99.1


News Release

FOR IMMEDIATE RELEASE

MEDIA CONTACT:                                             INVESTOR CONTACT:
Melissa Martin                                             Helyn Corcos
Symantec Corporation                                       Symantec Corporation
408-517-8475                                               408-517-8324
Melissa_martin@symantec.com                                hcorcos@symantec.com


  SYMANTEC REPORTS RECORD QUARTER WITH 48 PERCENT YEAR-OVER-YEAR REVENUE GROWTH

                RAISES SEPTEMBER QUARTER AND FISCAL YEAR GUIDANCE

CUPERTINO, CALIF. - JULY 21, 2004 - Symantec Corp. (Nasdaq: SYMC), the global leader in information security, today reported results for the fiscal first quarter ended July 2, 2004. Symantec posted revenue for the quarter of $577 million, a 48 percent increase compared to $391 million for the same quarter last year, driven by solid enterprise revenues and stronger than expected consumer results.

GAAP RESULTS: Net income for the fiscal first quarter was $131 million, compared to $59 million for the same quarter last year. Earnings per share was $0.37, compared to earnings per share of $0.18 for the year-ago quarter.

NON-GAAP RESULTS: Non-GAAP net income for the fiscal first quarter was $142 million, compared to $75 million for the same quarter last year. Non-GAAP earnings per share was $0.39, compared to earnings per share of $0.22 for the year-ago quarter. Non-GAAP results and related reconciliation, as outlined in the attached consolidated statements, exclude expenses from the amortization of other intangibles from acquisitions, acquired in-process research and development, restructuring charges, and patent settlement charges as well as related income tax benefits. See "Use of Non-GAAP Financial Information" below.

"Our enterprise business continues to gain momentum as we enhance our offerings to protect customers from a broadening array of threats and the consumer business continues to perform above expectations," said John W. Thompson, Symantec chairman and CEO. "As security and network management continue to converge, we are well positioned with a broad portfolio of products and services to address both consumer and enterprise customer needs."

REVENUE COMPONENTS

For the quarter, Symantec's worldwide enterprise business, including enterprise security, enterprise administration, and services, represented 48 percent of total revenue and grew 24%. Symantec's enterprise security business represented 35 percent of total revenue and grew 24 percent year-over-year; the enterprise administration business represented 11 percent of


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SYMANTEC REPORTS RECORD QUARTER WITH 48 PERCENT REVENUE GROWTH
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revenues and grew 27 percent; and the services business represented 2 percent of total revenue and grew 14 percent. Symantec's consumer business grew 79 percent and represented 52 percent of total revenue.

International revenues represented 52 percent of total revenue in the first quarter and grew 51 percent over the same quarter last year. The Americas, including the United States, Latin America, and Canada, grew 43 percent. The Europe, Middle East and Africa region recorded 49 percent growth and Japan/Asia Pacific grew 62 percent.

BUSINESS OUTLOOK

Symantec is raising forward-looking guidance for the fiscal second quarter ending Oct. 1, 2004, as follows:

- Revenue is estimated at $580 million, an increase of $15 million from prior guidance.

- At this revenue guidance, GAAP earnings per share is estimated to be $0.34, an increase of $0.02 from previous guidance.

- At this revenue guidance, non-GAAP earnings per share is estimated to be $0.37, an increase of $0.03 from previous guidance.

Symantec is raising forward-looking guidance for fiscal year 2005 ending April 1, 2005, as follows:

- Revenue is estimated at $2.405 billion, an increase of $70 million from prior guidance.

- GAAP earnings per share is estimated at $1.48, an increase of $0.11 from previous guidance.

- Non-GAAP earnings per share is estimated at $1.57, an increase of $0.11 from previous guidance.

Non-GAAP earnings per share excludes the pre-tax amortization of other intangibles from acquisitions, acquired in-process research and development and restructuring charges of approximately $14 million and $52 million for the quarter ending Oct. 1, 2004, and the fiscal year ending April 1, 2005, respectively.

QUARTERLY HIGHLIGHTS

- During the quarter, the total number of transactions worldwide worth more than $100,000 each was 225, including 55 worth more than $300,000 each and 6 worth more than $1 million each. Customers from the quarter include Countrywide Financial, UPS, H&R BLOCK, EXEMPLA HEALTHCARE, a not-for-profit community-based healthcare organization; and CHRISTUS HEALTH, a faith-based, not-for-profit health system.


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SYMANTEC REPORTS RECORD QUARTER WITH 48 PERCENT REVENUE GROWTH
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-  International customers from the quarter include ZF FRIEDRICHSHAFEN, a leading worldwide automotive supplier for driveline and chassis technology based in Germany; LINDE AG, an international technology group based in Germany with leading market positions in gas and engineering, material handling, and refrigeration; RAIFFEISEN INFORMATIK AG, a technology company, based in Switzerland, responsible for managing and securing the shared infrastructure of the Raiffeisen Group, the third largest Bank in Switzerland with more than 1,200 locations; GLOBUS GRUPPE, a part of MIGROS, the largest retailer in Switzerland; GRUPO NACIONAL PROVINCIAL, a leading Mexican insurance company; SAMSUNG ELECTRONICS CO LTD, a global leader in semiconductor, telecommunication, digital media and digital convergence technologies, based in Korea.

- During the quarter Symantec announced and closed the acquisition of Brightmail and launched Symantec Brightmail Anti-Spam Version 6.0, which provides new non-English language filters and powerful administration enhancements. This version includes a centralized Web-based control center, consolidated logging and reporting, and global policies that can be created on a per-user or per-group basis.

- In addition, Symantec launched Symantec Client Security 2.0, a centrally managed client security solution that integrates antivirus, firewall and intrusion prevention technologies. The solution provides zero-day protection for enterprise clients against blended threats and worms.

- Symantec also announced Symantec Enterprise Firewall 8.0 for Windows and Solaris platforms, which provides proactive, enterprise-class network and application-level protection by integrating full application inspection, application-layer proxies, stateful inspection and packet filtering technology.

- Symantec announced Symantec Client Migration 3.0, an easy-to-use solution designed to reduce the costs and user downtime associated with PC migration. The solution streamlines the migration process by automating many of the repetitive tasks associated with PC migration.

- During the quarter Symantec released Incident Manager 3.0, with improved performance and usability it correlates security events in real time across disparate security technologies and network tiers to identify, prioritize and coordinate the resolution of security incidents. Incident Manager 3.0 is now integrated with BMC Software's Remedy Help Desk and Action Request System (AR System) enabling faster and more succinct communication between internal IT and security teams. This will result in quicker response and resolution to security incidents and vulnerabilities ensuring that businesses achieve a greater level of business continuity.

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SYMANTEC REPORTS RECORD QUARTER WITH 48 PERCENT REVENUE GROWTH
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ABOUT SYMANTEC

Symantec is the global leader in information security providing a broad range of software, appliances and services designed to help individuals, small and mid-sized businesses, and large enterprises secure and manage their IT infrastructure. Symantec's Norton brand of products is the worldwide leader in consumer security and problem-solving solutions. Headquartered in Cupertino, Calif., Symantec has operations in more than 35 countries. More information is available at http://www.symantec.com.

NOTE TO EDITORS: If you would like additional information on Symantec Corporation and its products, please view the Symantec Press Center at http://www.symantec.com/PressCenter/ on Symantec's Web site. All prices noted are in US dollars and are valid only in the United States.

Symantec, the Symantec logo and Brightmail are trademarks or registered trademarks, in the United States and certain other countries, of Symantec Corporation. Additional company and product names may be trademarks or registered trademarks of the individual companies and are respectfully acknowledged.

FORWARD LOOKING STATEMENT: This press release contains forward-looking statements, including forecasts of future revenue and earnings per share, expected industry patterns, and other financial and business results that involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: the sustainability of recent growth rates, particularly in consumer products; the anticipation of the growth of certain market segments, particularly enterprise security; the positioning of Symantec's products in those segments; the competitive environment in the software industry; general market conditions; fluctuations in currency exchange rates; changes to operating systems and product strategy by vendors of operating systems; and whether Symantec can successfully develop new products and integrate acquired businesses, and the degree to which these products and businesses gain market acceptance. Actual results may differ materially from those contained in the forward-looking statements in this press release. Additional information concerning these and other risk factors is contained in the Risk Factors sections of Symantec's recently filed Form 10-K. Symantec assumes no obligation to update any forward-looking information contained in this press release.

USE OF NON-GAAP FINANCIAL INFORMATION: In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Symantec reports non-GAAP financial results. Non-GAAP net income and earnings per share exclude acquisition related charges, such as amortization of other intangibles and in-process research and development, and certain other identified charges, such as restructuring and patent settlement, as well as the tax effect of these items. Symantec's management believes these non-GAAP measures are useful to investors because they provide supplemental information that facilitates comparisons to prior periods. Management uses these non-GAAP measures to evaluate its financial results, develop budgets and manage expenditures. The method Symantec uses to produce non-GAAP results is not computed according to GAAP, is likely to differ from the methods used by other companies and should not be regarded as a replacement for corresponding GAAP measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to the comparable GAAP results, which is attached to this release and can also be found on the investor relations Web site at www.symantec.com/invest/center.html.

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SYMANTEC REPORTS RECORD QUARTER WITH 48 PERCENT REVENUE GROWTH
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SYMANTEC CORPORATION

GAAP CONSOLIDATED STATEMENTS OF INCOME

                                                                   Three Months Ended
                                                                             June 30,
                                                            -------------------------
(In thousands, except per share data; unaudited)                 2004            2003
------------------------------------------------------      ---------       ---------
Net revenues                                                $ 577,067       $ 391,124
Cost of revenues                                              100,261          67,578
                                                            ---------       ---------


   Gross profit                                               476,806         323,546

Operating expenses:
   Research and development                                    72,884          60,605
   Sales and marketing                                        187,932         141,837
   General and administrative                                  24,285          26,372
   Amortization of other intangibles from acquisitions            892             791
   Acquired in-process research and development                 2,262              --
   Restructuring, site closures and other                         860             568
   Patent settlement                                               --          13,917
                                                            ---------       ---------
       Total operating expenses                               289,115         244,090

Operating income                                              187,691          79,456

   Interest income                                              9,318          10,097
   Interest expense                                            (5,291)         (5,291)
   Income, net of expense, from sale of technologies
     and product lines                                             --           2,168
   Other income (expense), net                                  1,120            (711)
                                                            ---------       ---------
Income before income taxes                                    192,838          85,719
   Provision for income taxes                                  61,667          26,938
                                                            ---------       ---------

Net income                                                  $ 131,171       $  58,781
                                                            =========       =========
Net income per share - diluted*                             $    0.37       $    0.18
                                                            =========       =========
Shares used to compute net income
 per share - diluted*                                         367,926         349,976
                                                            =========       =========

* For the three months ended June 30, 2004 and 2003, diluted net income per share is calculated using the if-converted method. Under this method, the numerator excludes the interest expense from the 3% convertible subordinated notes, net of income tax, of $3.6M for each of the three months ended June 30, 2004 and 2003, and the denominator includes shares issuable from the assumed conversion of the 3% convertible subordinated notes.


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SYMANTEC CORPORATION

NON-GAAP CONSOLIDATED STATEMENTS OF INCOME

NON-GAAP AMOUNTS EXCLUDE ALL ACQUISITION RELATED AMORTIZATION OF INTANGIBLES, ACQUIRED IPR&D, PATENT SETTLEMENT AND RESTRUCTURING CHARGES.

                                                                   Three Months Ended
                                                                             June 30,
                                                            -------------------------
(In thousands, except per share data; unaudited)                 2004            2003
------------------------------------------------------      ---------       ---------
Net revenues                                                $ 577,067       $ 391,124
Cost of revenues                                               89,011          58,813
                                                            ---------       ---------
   Gross profit                                               488,056         332,311

Operating expenses:
   Research and development                                    72,884          60,605
   Sales and marketing                                        187,932         141,837
   General and administrative                                  24,285          26,372
                                                            ---------       ---------
      Total operating expenses                                285,101         228,814

Operating income                                              202,955         103,497
   Interest income                                              9,318          10,097
   Interest expense                                            (5,291)         (5,291)
   Income, net, from sale of technologies
     and product lines                                             --           2,168
   Other income (expense), net                                  1,120            (711)
                                                            ---------       ---------

Income before income taxes                                    208,102         109,760
   Provision for income taxes                                  66,593          35,123
                                                            ---------       ---------
Net income                                                  $ 141,509       $  74,637
                                                            =========       =========
Net income per share - diluted*                             $    0.39       $    0.22
                                                            =========       =========
Shares used to compute net income per share - diluted*        367,926         349,976
                                                            =========       =========


* For the three months ended June 30, 2004 and 2003, diluted net income per share is calculated using the if-converted method. Under this method, the numerator excludes the interest expense from the 3% convertible subordinated notes, net of income tax, of $3.6M for each of the three months ended June 30, 2004 and 2003, and the denominator includes shares issuable from the assumed conversion of the 3% convertible subordinated notes.



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SYMANTEC CORPORATION

RECONCILIATION OF NON-GAAP GROSS PROFIT, OPERATING EXPENSES AND CONSOLIDATED STATEMENTS OF INCOME TO THE GAAP GROSS MARGIN, OPERATING EXPENSES AND CONSOLIDATED STATEMENTS OF INCOME

                                                                    Three Months Ended
                                                                              June 30,
                                                             -------------------------
(In thousands, except per share data; unaudited)                  2004            2003
-------------------------------------------------------      ---------       ---------
Non-GAAP gross profit                                        $ 488,056       $ 332,311

Cost of revenues:
    Amortization of acquired product rights                    (11,250)         (8,765)
                                                             ---------       ---------
GAAP gross profit                                            $ 476,806       $ 323,546
                                                             =========       =========

Non-GAAP operating expenses                                  $ 285,101       $ 228,814

Operating expenses:
    Amortization of other intangibles from acquisitions            892             791
    Acquired in-process research and development                 2,262              --
    Restructuring, site closures and other                         860             568
    Patent settlement                                               --          13,917
                                                             ---------       ---------
         Total operating expenses                                4,014          15,276

GAAP operating expenses                                      $ 289,115       $ 244,090
                                                             =========       =========

Non-GAAP net income                                          $ 141,509       $  74,637

Cost of revenues                                               (11,250)         (8,765)
Operating expenses                                              (4,014)        (15,276)

    Income tax benefit                                           4,926           8,185
                                                             ---------       ---------
GAAP net income                                              $ 131,171       $  58,781
                                                             =========       =========

NON-GAAP AND GAAP NET INCOME PER SHARE - DILUTED:

Non-GAAP net income per share - diluted                      $    0.39       $    0.22

GAAP net income per share - diluted                          $    0.37       $    0.18


Shares used to compute net income
   per share - diluted                                         367,926         349,976



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SYMANTEC CORPORATION

CONSOLIDATED BALANCE SHEETS

                                                               June 30,         March 31,
(In thousands)                                                     2004              2004
------------------------------------------------------      -----------       -----------
ASSETS

Current assets:
     Cash, cash equivalents and short-term investments      $ 2,338,728       $ 2,410,331
     Trade accounts receivable, net                             250,202           259,152
     Inventories                                                 14,747            15,134
     Deferred income taxes                                      109,962            98,438
     Other current assets                                        68,915            59,079
                                                            -----------       -----------
       Total current assets                                   2,782,554         2,842,134

Property, equipment and leasehold improvements, net             379,279           378,367
Acquired product rights, net                                    138,747           120,938
Goodwill                                                      1,352,271         1,080,759
Other long-term assets                                           30,588            34,300
                                                            -----------       -----------
                                                            $ 4,683,439       $ 4,456,498
                                                            ===========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable                                       $    73,746       $    71,654
     Accrued compensation and benefits                           86,280           116,770
     Current deferred revenue                                   946,462           878,716
     Other accrued expenses                                      84,205            92,595
     Income taxes payable                                       149,945           127,305
                                                            -----------       -----------
       Total current liabilities                              1,340,638         1,287,040

Convertible subordinated notes                                  599,976           599,987
Long-term deferred revenue                                       97,741            92,481
Deferred tax liability                                           55,053            44,750
Other long-term obligations                                       5,698             6,032

Stockholders' equity:
     Common stock                                                 3,136             3,119
     Capital in excess of par value                           1,645,131         1,573,466
     Accumulated other comprehensive income                     134,887           125,484
     Deferred stock-based compensation                           (8,303)               --
     Retained earnings                                          809,482           724,139
                                                            -----------       -----------
       Total stockholders' equity                             2,584,333         2,426,208
                                                            -----------       -----------
                                                            $ 4,683,439       $ 4,456,498
                                                            ===========       ===========



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